UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2019

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)
_______________________________

Texas		1-31447			74-0694415
(State or other jurisdiction		(Commission File Number)			(IRS Employer
of incorporation)					Identification No.)

1111 Louisiana
Houston	Texas		77002
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			(713)	207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange
Chicago Stock Exchange, Inc.
Depositary Shares for 1/20 of 7.00% Series B Mandatory Convertible Preferred Stock, $0.01 par value	CNP/PB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Departure

(b)    On December 9, 2019, Tracy B. Bridge, Executive Vice President and President, Electric Division, of CenterPoint Energy, Inc. (the “Company”) notified the Company of his intent to retire on February 14, 2020. Following Mr. Bridge's retirement, Kenneth M. Mercado, currently the Company's Senior Vice President and Chief Integration Officer, will assume leadership of the Company's Texas electric operations.

Savings Restoration Plan Amendment

(e)     On December 11, 2019, the Board of Directors (the “Board”) of the Company approved the Second Amendment (the “Second Amendment”) to the CenterPoint Energy Savings Restoration Plan, as amended (the “Savings Restoration Plan”). The Second Amendment amends the Savings Restoration Plan effective as of January 1, 2020.

The Savings Restoration Plan is intended to provide Company contributions that are not available under the CenterPoint Energy Savings Plan (the “Savings Plan”) due to certain limitations under the Internal Revenue Code. To be consistent with recently approved amendments to the Savings Plan, which add a 3% non-matching Company contribution for certain newly hired or rehired employees effective as of January 1, 2020, the Second Amendment incorporates a 3% non-matching contribution in the Savings Restoration Plan, effective as of January 1, 2020, for those employees eligible for such contributions under the Savings Plan.

The foregoing summary of the Second Amendment is qualified in its entirety by the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
10.1	Second Amendment to the CenterPoint Energy Savings Restoration Plan
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: December 12, 2019	By:	/s/ Jason M. Ryan
Jason M. Ryan
Senior Vice President and General Counsel